Exhibit 24

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ M. S. Atkins

Print Name:	M. S. Atkins

Title:	Director

Date:	4/15/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Wendy A. Beck

Print Name:	Wendy A. Beck

Title:	Director

Date:	4/25/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frank Gambino

Print Name:	Frank Gambino

Title:	Director Food/CPG Marketing

Date:	5/3/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Yvonne R. Jackson

Print Name:	Yvonne R. Jackson

Title:	Director

Date:	4/9/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Fred J. Morganthall II

Print Name:	Fred J. Morganthall II

Title:	Board Member

Date:	4/8/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	4/19/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O’Donovan

Print Name:	Timothy J. O’Donovan

Title:	Director

Date:	4/12/13

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 30, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Craig C. Sturken

Print Name:	Craig C. Sturken

Title:	Chairman of the Board

Date:	4/8/13

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